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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)    MAY 17, 2006
                                                      --------------------------

                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                   001-16699                 75-2590292
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As previously reported in a Form 8-K for April 17, 2006 ("Previous Report"), Overhill Farms, Inc. ("OFI" or "we") executed a senior secured credit agreement with Guggenheim Corporate Funding, LLC ("Guggenheim") on April 17, 2006. The credit agreement, as amended May 16, 2006, provides that Guggenheim will act as collateral agent, administrative agent, arranger and syndication agent in connection with loans to be made by various lenders, including affiliates of Guggenheim.

     The facility is a $47.5 million senior secured credit facility with a five-year maturity. The facility is structured to provide up to $7.5 million in non-amortizing revolving loans, a $25.0 million amortizing Tranche A Term Loan and a $15.0 million non-amortizing Tranche B Term Loan. The interest rate for the facility is described in the Previous Report.

     Initial funding under the new credit facility was made on May 17, 2006 in the amount of $44.5 million through the issuance of Tranche A Term Loans in the principal amount of $25.0 million, Tranche B Term Loans in the principal amount of $15.0 million and LIBOR revolving loans in the principal amount of $4.5 million. Initial proceeds from the facility were used to repay approximately $44.5 in existing debt and related fees and expenses of Levine Leichtman Capital Partners II, L.P. ("LLCP") and Pleasant Street Investors, LLC ("PSI") in connection with the termination of our financing arrangements with them as described in Item 1.02 of this Form 8-K, and to pay approximately $1.5 million in fees and expenses relating to the new financing. Future proceeds under the new credit facility will be used for working capital and general corporate purposes.

     As described in the Previous Report, the facility contains covenants whereby, among other things, we will be required to maintain agreed levels of EBITDA, interest coverage, and fixed charge coverage, maximum leverage targets, and annual capital expenditures and incremental indebtedness limits. Mandatory prepayments under the facility generally will be required under various circumstances and voluntary prepayments under the facility will generally be permitted under the facility under various circumstances.

     The facility is secured by a first priority lien on substantially all of our assets. Accordingly, on May 17, 2006 we executed a Pledge and Security Agreement with Guggenheim in which we pledged, assigned and granted to Guggenheim, for itself and for the benefit of the lenders, a security interest in all of our right, title and interest in all of our personal property, whether now owned or hereafter acquired by us.

     The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including without limitation the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in our reports under the Securities Exchange Act of 1934, as amended.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     As described in the Previous Report, our then existing financing arrangements with LLCP and PSI required us to give them 30 days' notice prior to terminating those arrangements. We gave notice of termination to LLCP and PSI on April 17, 2006 and these financing arrangements were terminated on May 17, 2006 in connection with the funding of the new credit facility described in Item 1.01 of this report and Item 1.01 of the Previous Report. We expect to record a pretax charge of approximately $176,000 in connection with the termination of the LLCP and PSI financing arrangements.


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     As described in Item 1.01 of this report and Item 1.01 of the Previous Report, we executed a new credit agreement on April 17, 2006. The disclosures regarding the new facility are incorporated by reference into this Item 2.03.

ITEM 8.01. OTHER EVENTS

2006 Annual Meeting of Stockholders
-----------------------------------

     We are preparing to hold our 2006 annual meeting of stockholders at 9:00 a.m. on July 17, 2006 at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. All holders of record of our common stock outstanding as of the close of business on June 13, 2006 will be entitled to vote at the annual meeting. Because the date of this year's annual meeting has been changed by more than 30 days from the date of last year's annual meeting, our management desires to inform our stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2006 annual meeting.

     Proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2006 annual meeting must be delivered to our secretary at our principal executive offices by Friday, May 26, 2006 in order to be considered for inclusion in our proxy materials. Those proposals may be included in our proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

     For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received by, our secretary at our principal executive offices between Tuesday, May 30, 2006 and Tuesday, June 27, 2006. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the following information:

     (1) a brief description of the business proposed to be brought before the meeting and the reasons for conducting such business at the meeting;

     (2) the name and address, as they appear on our books, of the stockholder proposing the business;

     (3) the number of shares of our voting stock that are beneficially owned by the stockholder; and

     (4)  any material interest of the stockholder in the business proposed.

If the presiding officer at the annual meeting determines and declares that a stockholder who wishes to bring business before the annual meeting has failed to comply with this notice procedure, then the business proposed by the stockholder shall not be transacted.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.
          --------------------------------------------

          Not applicable.


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     (b)  Pro Forma Financial Information.
          --------------------------------

          Not applicable.

     (c)  Shell Company Transaction.
          --------------------------

          Not applicable.

     (d)  Exhibits.
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          Number    Description
          ------    -----------

          10.1 Senior Secured Credit Facility, dated April 17, 2006 by and among Overhill Farms, Inc., the Lenders party thereto from time to time and Guggenheim Corporate Funding, LLC (1)

          10.2 First Amendment to Senior Secured Credit Facility, dated May 16, 2006, by and among Overhill Farms, Inc., Midland National Life Insurance Company, North American Company for Life and Health Insurance and Orpheus Holdings LLC and Guggenheim Corporate Funding, LLC (1)

          10.3 Pledge and Security Agreement, dated as of May 17, 2006 by and among Overhill Farms, Inc., as Grantor and Guggenheim Corporate Funding, LLC as Collateral Agent (1)

     -------------------

     (1)  Attached hereto.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 17, 2006                OVERHILL FARMS, INC.

                                   By:  /S/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer



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                       EXHIBITS ATTACHED TO THIS FORM 8-K


Number    Description
------    -----------

 10.1 Senior Secured Credit Facility, dated April 17, 2006 by and among Overhill Farms, Inc., the Lenders party thereto from time to time and Guggenheim Corporate Funding, LLC.

 10.2 First Amendment to Senior Secured Credit Facility, dated May 16, 2006, by and among Overhill Farms, Inc., Midland National Life Insurance Company, North American Company for Life and Health Insurance and Orpheus Holdings LLC and Guggenheim Corporate Funding, LLC

 10.3 Pledge and Security Agreement, dated as of May 17, 2006 by and among Overhill Farms, Inc., as Grantor and Guggenheim Corporate Funding, LLC as Collateral Agent




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